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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 9, 2003

                           MANHATTAN SCIENTIFICS, INC
               (Exact name of Registrant as specified in charter)


         DELAWARE                     0-28411                   85-0460639
(State or other jurisdiction (Commission File Number)   (IRS Employer
  of incorporation)                                     Identification Number)

                           641 FIFTH AVENUE, SUITE 36F
                               NEW YORK, NY 10022
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (212) 752-0505


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         SEE ATTACHED PRESS RELEASE AND LETTER TO SHAREHOLDERS

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (A)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
                  Not applicable.

         (B)      PRO FORMA FINANCIAL INFORMATION
                  Not applicable.

         (C)      EXHIBITS

                  Exh. No. Description
                  -------- ------------

                  99.1     Press Release dated May 9, 2003
                  99.2     Letter to Stockholders dated May 9, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 9, 2003                           MANHATTAN SCIENTIFICS, INC.

                                             By:      /S/ MARVIN MASLOW
                                                -----------------------
                                             Marvin Maslow
                                             Chief Executive Officer


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                         EXHIBITS FILED WITH THIS REPORT

Exh. No. Description
-------- -----------


99.1     Press Release dated May 9, 2003.
99.2     Letter to Stockholders dated May 9, 2003



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